Exhibit 10.16

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) PURSUANT TO REGISTRATION UNDER THE ACT AND/OR APPLICABLE STATE SECURITIES LAWS OR (II) IN COMPLIANCE WITH AN EXEMPTION THEREFROM AND ACCOMPANIED, IF REQUESTED BY THE COMPANY, WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH AN EXEMPTION THEREFROM.

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
            TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT

Date of Issuance: October 12, 2011	Number of Shares: 1,748,954
(subject to adjustment)

PHOTOTRON HOLDINGS, INC.

Common Stock Purchase Warrant

Phototron Holdings, Inc., a Delaware corporation (the “Company”), for value received, hereby certifies that W-net Fund I, LP, or its registered assigns (the “Registered Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, in whole or in part, at any time and from time to time on or after the date of issuance, unless earlier terminated pursuant to the provisions hereof, on or before 5:00 p.m., Pacific Time, on October 12, 2016 and shall be void thereafter (the “Exercise Period”), 1,748,954 shares of Common Stock, par value $0.0001 per share, of the Company (“Common Stock”), at an exercise price of $0.10 per share.  The shares purchasable upon exercise of this warrant (this “Warrant”) and the exercise price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Exercise Price,” respectively.

1.             Exercise.

(a)           This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, along with the purchase form appended hereto as Exhibit A duly executed and completed by the Registered Holder or by the Registered Holder’s duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate by notice in writing to the Registered Holder, accompanied by either (i) cash or certified cashier’s check payable to the Company (or wire transfer of immediately available funds), in lawful money of the United States, of the Exercise Price payable in respect of the number of Warrant Shares purchased upon such exercise (the “Aggregate Exercise Price”); or (ii) a written notice to the Company that the Registered Holder is exercising this Warrant on a “cashless” exercise basis by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Fair Market Value (as defined below) of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

(b)           Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above (the “Exercise Date”).  At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(c)           Promptly after the date of exercise of this Warrant, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involving the issuance and delivery of any such certificate upon exercise in a name other than that of the Registered Holder and the Company shall not be required to issue or deliver certificates until the person or person requesting the issuance thereof shall have paid the Company the amount of tax or shall have established to the Company that such tax has been paid.  Notwithstanding the foregoing, the Registered Holder shall be solely responsible for any income taxes payable and arising from the issuance or exercise of this Warrant, or any ad valorem property or intangible tax assessed against the Registered Holder.

(d)           The Company shall use commercially reasonable efforts to assist and cooperate with any Registered Holder required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company), at the Company’s expense.

(e)           Notwithstanding any other provision of this Warrant, if the exercise of all or any portion of this Warrant is to be made in connection with a sale of the Company or any other transaction or event, such exercise may, at the election of the Registered Holder, be conditioned upon consummation of such transaction or event in which case such exercise shall not be deemed effective until the consummation of such transaction or event.

(f)           The Company shall not effect any exercise of this Warrant, and the Registered Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to such issuance after exercise as set forth in the purchase form appended hereto as Exhibit A, the Registered Holder (together with the Registered Holder’s Affiliates (as defined below), and any other person or entity acting as a group together with the Registered Holder or any of the Registered Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Registered Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Registered Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other securities exercisable or exchangeable for or convertible into Common Stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Registered Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 1(f), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, it being acknowledged by the Registered Holder that the Company is not representing to the Registered Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Registered Holder is solely responsible for any schedules required to be filed in accordance therewith.  To the extent that the limitation contained in this Section 1(f) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Registered Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Registered Holder, and the submission of the purchase form appended hereto as Exhibit A shall be deemed to be the Registered Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Registered Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 1(f), in determining the number of outstanding shares of Common Stock, a Registered Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent periodic or annual report, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of the Registered Holder, the Company shall within three (3) business days confirm orally and in writing to the Registered Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Registered Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 9.9% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant.  By written notice to the Company, the Registered Holder may at any time and from time to time increase or decrease the Beneficial Ownership Limitation to any other percentage specified in such notice (or specify that the Beneficial Ownership Limitation shall no longer be applicable), provided, however, that (A) any such increase (or inapplicability) shall not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (B) any such increase or decrease shall apply only to the Registered Holder and not to any other holder of Company Warrants (as defined below).  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(f) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.  The limitations contained in this paragraph shall apply to a successor holder of this Warrant.  For purposes hereof, “Affiliate” means any person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person, as such terms are used in and construed under Rule 405 under the Act.  With respect to a Registered Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Registered Holder will be deemed to be an Affiliate of such Registered Holder.

(g)           Notwithstanding any other provision of this Warrant, the right to exercise this Warrant shall terminate prior to the expiration of the Exercise Period upon the first to occur of any of the following (each, a “Liquidity Event”): (i) any consolidation or merger of the Company with or into any other corporation or other entity or entity, or any other corporate reorganization or recapitalization, in which the stockholders of the Company immediately prior to such consolidation, merger, reorganization, or any similar corporate transaction, own less than fifty percent (50%) of the Company’s voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent (50%) of the Company’s voting power is transferred, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (ii) (A) a sale, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis to a third party in any transaction or series of related transactions; or (B) the exclusive license of all or substantially all of the intellectual property of the Company to a third party in any transaction or a series of related transactions; provided, however, that the foregoing clause (ii) of this section shall not apply to an encumbrance of all or substantially all of the Company’s property or business solely in connection with a debt financing.

2.             Adjustments.  The Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 2.

(a)           Adjustment for Stock Splits and Combinations.  If the Company shall at any time after the date on which this Warrant was first issued (the “Original Issue Date”) while this Warrant remains outstanding and unexpired in whole or in part, effect a subdivision (by any stock split or otherwise) of the outstanding Common Stock into a greater number of shares, the Exercise Price in effect immediately before that subdivision shall be proportionately decreased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately increased.  Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine (by reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately before the combination shall be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased.  Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)           Adjustment for Certain Dividends and Distributions.  In the event the Company at any time, or from time to time after the Original Issue Date while this Warrant remains outstanding and unexpired in whole or in part shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Exercise Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Exercise Price then in effect by a fraction:

(i)           the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

(ii)           the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Exercise Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

(c)           Adjustment for Reclassification, Exchange and Substitution. If at any time after the Original Issue Date while this Warrant remains outstanding and unexpired in whole or in part, the Common Stock issuable upon exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, this Warrant will thereafter represent the right to acquire such number and kind of securities as would have been issuable as a result of exercise of this Warrant and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment in this Section 2.

(d)           Adjustment for Mergers or Reorganizations, etc. Any reorganization, recapitalization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets or other transaction involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property while this Warrant remains outstanding and unexpired in whole or in part (other than a Liquidity Event or a transaction covered by Sections 2(a) or 2(b)) is referred to herein as an “Organic Change”. Prior to the consummation of any such Organic Change, the Company shall make appropriate provision to ensure that the Registered Holder shall have the right to receive, in lieu of or in addition to (as the case may be) such shares of Common Stock immediately acquirable and receivable upon exercise of this Warrant, the kind and amount of securities, cash or other property as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately acquirable and receivable upon exercise of this Warrant had such Organic Change not taken place.  In such case, appropriate adjustment shall be made with respect to the Registered Holder’s rights and interests to ensure that the provisions of this Section 2 shall thereafter be applicable to the Warrants (including, in the case of any Organic Change where the successor entity or purchasing entity is other than the Company, an immediate reduction to the Exercise Price to the value of the Common Stock reflected by the terms of the Organic Change and a corresponding increase in the number of shares of Common Stock acquirable and receivable upon exercise of this Warrant, if the value so reflected is less than the Exercise Price then in effect immediately prior to such Organic Change).

(e)           Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Exercise Price) and showing in detail the facts upon which such adjustment or readjustment is based.  The Company shall, upon the written request at any time of the Registered Holder, promptly furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Exercise Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant, and shall cause a copy of such certificate to be delivered to the Registered Holder.

3.             Fractional Shares.  The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the fair market value (“Fair Market Value”) per share of Common Stock, such Fair Market Value to be determined as follows:

(a)           If traded on a securities exchange, the Fair Market Value shall be deemed to be the average of the closing prices of the securities on such exchanges over the thirty (30)-day period ending three (3) days prior to the closing.  If actively traded over the counter, the value shall be deemed to be the average of the closing bid or sales prices (whichever is applicable) over the thirty (30)-day period ending three (3) days prior to the closing; or

(b)           If at any time such security is not listed on any securities exchange or quoted on any over-the-counter market, the Fair Market Value shall be the fair value thereof, as determined jointly by the Company’s Board of Directors and the Registered Holders of a majority of the Warrants then remaining outstanding and unexpired.  If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Company’s Board of Directors and the Registered Holders of a majority of the Warrants then remaining outstanding and unexpired.  The determination of the appraiser shall be final and binding upon the parties and the Company shall pay the fees and expenses of such appraiser.

4.             Requirements for Transfer.

(a)           This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

(b)           Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is a corporation to a wholly owned subsidiary of such corporation or to a corporation owned by the same parent entity of such corporation, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that, as a condition to the Company effecting such transfer, the transferee in each case agrees in writing to be subject to the terms of this Section 4, or (ii) a transfer made in accordance with Rule 144 under the Act.

(c)           Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO AN EXEMPTION THEREFROM OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.”

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144 under the Act.

5.             Notices of Record Date, etc.  In the event:

(a)           the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(b)           of any Liquidity Event or Organic Change; or

(c)           of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holders at least ten (10) days prior to the record date specified therein (or such shorter period approved by a majority of the holders) and at least ten (10) days prior to the effective date of such event specified in clause (b) or (c) hereof a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such Liquidity Event, Organic Change, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such Liquidity Event, Organic Change, dissolution, liquidation or winding-up.  Nothing herein shall prohibit the Registered Holder from exercising this Warrant during the ten (10)-day period commencing on the date of such notice.

6.             Reservation of Stock.  The Company covenants that for the duration of the Exercise Period, the Company will at all times reserve and keep available, from its authorized and unissued Common Stock solely for issuance and delivery upon the exercise of this Warrant and free of preemptive rights, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.  The Company further covenants that it shall, from time to time, take all steps necessary to increase the authorized number of shares of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued is insufficient to permit the exercise of this Warrant.

7.             Issuance Upon Exercise.  All shares of Common Stock issuable upon exercise of this Warrant will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under any agreement between the Registered Holder and the Company and under applicable state and federal securities laws, and will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).  The Company shall take all such actions as may be necessary to ensure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic stock exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

8.             Exchange of Warrants.  Upon the surrender of this Warrant by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

9.             Replacement of Warrants.  Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of a Registered Holder shall be satisfactory) of the ownership and loss, theft, destruction or mutilation of any certificate evidencing this Warrant and in the case of loss, theft or destruction, upon delivery of an unsecured indemnity agreement of the Registered Holder in form reasonably satisfactory to the Company, or in the case of mutilation, upon surrender and cancellation of such certificate, the Company shall execute and deliver in lieu of such certificate, a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

10.           Transfers, etc.

(a)           The Company shall maintain a register at its principal executive office containing the name and address of the Registered Holder of this Warrant.  The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

(b)           Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal executive office of the Company.

(c)           Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

(d)           The Company shall not close its books against the transfer of this Warrant or any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.  The Company shall from time to time take all such action as may be necessary to ensure that the par value per share of the unissued Common Stock acquirable upon exercisable of this Warrant is at all times equal to or less than the Exercise Price then in effect.

11.           Mailing of Notices, etc. Any notice, request, demand or other communication required or permitted to be given to a party pursuant to the provisions of this Warrant will be in writing and will be effective and deemed given under this Warrant on the earliest of: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, electronic mail or facsimile if sent during normal business hours of the recipient, and if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the Company at 20259 Ventura Boulevard, Woodland Hills, California 91364, Attn: CEO, and to the Registered Holder at the address set forth on the Schedule of Purchasers attached to the Notes (as defined below) or at such other addresses as the Company or the Registered Holder may designate by ten (10) days advance written notice.

12.           No Rights or Liabilities as Stockholder.  Subject to the provisions of Sections 2 and 5 hereof, until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions or to receive notice of, or attend meetings of stockholders or any other proceedings of the Company.

13.           Amendment or Waiver.  This Warrant is one of a series of Warrants issued by the Company in connection with the sale and issuance of Senior Secured Promissory Notes dated October 12, 2011 (the “Notes”), all of like tenor, except as to the number of shares of Common Stock subject thereto (collectively, the “Company Warrants”).  Any term of this Warrant may be amended or waived upon the written consent of the Company and the holders of Company Warrants representing at least a majority of the number of shares of Common Stock then subject to outstanding Company Warrants; provided that any such amendment or waiver must apply to all Company Warrants then outstanding; and provided further that the number of Warrant Shares subject to this Warrant, the Exercise Price of this Warrant and the number of shares or class of stock obtainable upon exercise of this Warrant may not be amended, and the right to exercise this Warrant may not be waived, without the written consent of the holder of this Warrant (it being agreed that an amendment to or waiver under any of the provisions of Section 2 of this Warrant shall not be considered an amendment of the number of Warrant Shares or the Exercise Price).  No special consideration may be given to any holder of Company Warrants as inducement to waive or amend this Warrant unless such consideration is given equally and ratably to all holders of Company Warrants.

14.           Successors and Assigns.  This Warrant shall be binding upon and inure to the benefit of the Registered Holder and its assigns, and shall be binding upon any entity succeeding to the Company by consolidation, merger or acquisition of all or substantially all of the Company’s assets.  The Company may not assign this Warrant or any rights or obligations hereunder without the prior written consent of the Registered Holder.  Subject to the requirements of Section 4 of this Warrant, the Registered Holder may assign this Warrant without the Company’s prior written consent.

15.           Section Headings.  The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

16.           Severability.  The provisions of this Warrant will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Warrant, as applied to any party or to any circumstance, is adjudged by a court or governmental body not to be enforceable in accordance with its terms, the parties agree that the court or governmental body, making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

17.           Titles and Subtitles.  The article and section headings contained in this Warrant are inserted for convenience only and will not affect in any way the meaning or interpretation of this Warrant.

18.           Third Parties. Nothing in this Warrant, express or implied, is intended to confer upon any person other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Warrant.

19.           Attorneys’ Fees.  If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant or any other agreement or document to be executed or delivered pursuant hereto, the prevailing party shall be entitled to reasonable attorneys’ fees, costs, and disbursements in addition to any other relief to which such party may be entitled.

20.           Governing Law. This Warrant shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California, without giving effect to conflicts of laws principles.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name as of the date first above written.

PHOTOTRON HOLDINGS, INC.

By:	/s/ Brian B. Sagheb
Brian B. Sagheb
Chief Executive Officer

EXHIBIT A

PURCHASE FORM

To:_________________________________	Dated:_______________________

The undersigned, pursuant to the provisions set forth in that certain Common Stock Purchase Warrant issued to the undersigned as of October 12, 2011 (“Warrant”), hereby irrevocably elects to purchase:

____
____________________________ Warrant Shares pursuant to the terms of the Warrant, and tenders herewith payment in cash of the Aggregate Exercise Price of such Warrant Shares in full, together with all applicable transfer taxes, if any.

____	____________________________ Warrant Shares pursuant to the “cashless” exercise provisions of the Warrant.

Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Warrant.

The undersigned hereby represents and warrants that the following representations and warranties are true and correct as of the date hereof.

(i)           Own Account.  The undersigned understands that the Warrant Shares (the “Securities”) are “restricted securities” and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other person to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law.

(ii)           Purchaser Status.  At the time the undersigned was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises the Warrant it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  The undersigned is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(iii)           Experience.  The undersigned, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  The undersigned is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(iv)           General Solicitation.  The undersigned is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(v)           Legend.  The undersigned acknowledges that each certificate representing the Warrant Shares, the shares of Common Stock issuable upon conversion of the Warrant Shares any other securities issued in respect of the aforementioned securities shall (unless otherwise permitted) be stamped or otherwise imprinted with a legend substantially in the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

Name:
Title:

Address:

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, _________________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under that certain Common Stock Purchase Warrant issued to the undersigned on October 12, 2011 with respect to the number of Warrant Shares covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated:_____________________
_____________________________
_____________________________ Name: Title:

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